UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2023

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3642 E. US Highway 70

Claremont, North Carolina 28610

(Address of principal executive offices)

Registrant’s telephone number, including area code: (828) 459-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COMM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 30, 2023, the Board of Directors (the “Board”) of CommScope Holding Company, Inc. (the “Company”) approved and adopted the Sixth Amended and Restated Bylaws of the Company (the “Sixth Amended and Restated Bylaws”), which became effective the same day. Among other things, the Sixth Amended and Restated Bylaws include:

•
provisions to address the “universal proxy” rules adopted by the U.S. Securities and Exchange Commission under Rule 14a-19 of the Securities and Exchange Act, as amended;
•
the implementation of a requirement that any stockholders directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board;
•
certain enhancements to procedural mechanics and disclosure requirements in connection with stockholder nominations of directors;
•
removal of references to the classified Board structure, which are no longer applicable; and
•
certain technical, modernizing and clarifying changes.

The foregoing summary of the Sixth Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Sixth Amended and Restated Bylaws, which is attached hereto as Exhibit 3.1 and incorporated by reference herein. Additionally, a copy of the Sixth Amended and Restated By-laws, marked to show changes to the Fifth Amended and Restated By-laws, is also included as Exhibit 3.2 hereto (additions are underlined and deletions are struck through).

Item 9.01. Financial Statements and Exhibits.

Exhibit.	Description.
3.1	Sixth Amended and Restated By-Laws of CommScope Holding Company, Inc.
3.2	Sixth Amended and Restated By-Laws of CommScope Holding Company, Inc. (marked).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CommScope Holding Company, Inc.
Date: December 4, 2023
	By:	/s/ Justin C. Choi
	Name:	Justin C. Choi
	Title:	Senior Vice President, Chief Legal Officer and Secretary